MEMBERS® VARIABLE ANNUITY SERIES

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement dated January 24, 2020

to the

Prospectus dated May 1, 2019

Effective February 14, 2020, (the “Closure Date”), the following subaccounts (the “Subaccounts”) will be closed to new investments.

•	TA BlackRock Global Allocation Managed Risk – Growth – Service Class
•	TA Multi-Manager Alternative Strategies – Service Class

“Closed to new investments” means you cannot allocate additional amounts (either through policy transfers or additional premiums) to the Subaccounts after the Closure Date. However, any assets allocated to the Subaccounts as of the Closure Date may remain.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccounts.

If you do not provide new instructions:

•

subsequent premium payments and dollar cost averaging transactions will be re-allocated pro-rata to the remaining available investment choices according to the investment allocation instructions you previously provided; and

•	transfers and asset rebalancing transactions will not be processed and new instructions will be required.

Any references in the Prospectus to the above Subaccounts are hereby changed as noted above. Except as modified by this Supplement, all other terms of the current Prospectus and the Contract remain in full force and effect. No other changes have been made.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the above referenced Variable Annuity dated May 1, 2019